COMMON STOCK               INCORPORATED UNDER THE LAWS              COMMON STOCK
                            OF THE STATE OF DELAWARE

===NUMBER===                                                        ===SHARES===
FC-
============                                                        ============

                                 FONECASH, INC.

                                                               -----------------
                                                               CUSIP 3446OA 10 9
                                                               -----------------
                                        SEE REVERSE SIDE FOR CERTAIN DEFINITIONS

THIS IS TO CERTIFY THAT

                                    SPECIMEN

is the owner of

 FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $0.0001 PAR VALUE OF

                                 FONECASH, INC.

(thereinafter called the "Corporation") transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Certificate of Incorporation and By-Laws of the Corporation and the amendments from time to time made thereto, copies of which are or will be on file at the principal office of the Corporation, to all of which the holder by acceptance hereof assents. This Certificate is not valid unless countersigned by the Transfer Agent and Registrar.

                                 FONECASH, INC.
                                   CORPORATE
                                      SEAL
                                      1997
                                    DELAWARE

/s/ Judy Pauls                                          /s/ Daniel E. Charboneau
  SECRETARY                                                      PRESIDENT


Countersigned and Registered:

          MANHATTAN TRANSFER REGISTRAR CO.
             (HOLBROOK, N.Y.)

By                                  Transfer Agent
                                    and Registrar


                                    Authorized Signature


                                       65